Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint TIMOTHY P. DORDELL and LAWRENCE T. BELL, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of 12,000,000 shares of Ecolab Inc. Common Stock, par value $1.00 per share plus Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 2005 Stock Incentive Plan, and any and all amendments thereto (including without limitation post-effective amendments to register or de-register shares) provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

IN WITNESS WHEREOF, I have hereunto affixed my signature this 27 day of October 2005.

/s/Allan L. Schuman
Allan L. Schuman

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint TIMOTHY P. DORDELL and LAWRENCE T. BELL, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of 12,000,000 shares of Ecolab Inc. Common Stock, par value $1.00 per share plus Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 2005 Stock Incentive Plan, and any and all amendments thereto (including without limitation post-effective amendments to register or de-register shares) provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

IN WITNESS WHEREOF, I have hereunto affixed my signature this 27 day of October 2005.

/s/Les S. Biller
Les S. Biller

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint TIMOTHY P. DORDELL and LAWRENCE T. BELL, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of 12,000,000 shares of Ecolab Inc. Common Stock, par value $1.00 per share plus Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 2005 Stock Incentive Plan, and any and all amendments thereto (including without limitation post-effective amendments to register or de-register shares) provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

IN WITNESS WHEREOF, I have hereunto affixed my signature this 27 day of October 2005.

/s/Richard U. De Schutter
Richard U. De Schutter

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint TIMOTHY P. DORDELL and LAWRENCE T. BELL, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of 12,000,000 shares of Ecolab Inc. Common Stock, par value $1.00 per share plus Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 2005 Stock Incentive Plan, and any and all amendments thereto (including without limitation post-effective amendments to register or de-register shares) provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

IN WITNESS WHEREOF, I have hereunto affixed my signature this 27 day of October 2005.

/s/Jerry A. Grundhofer
Jerry A. Grundhofer

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint TIMOTHY P. DORDELL and LAWRENCE T. BELL, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of 12,000,000 shares of Ecolab Inc. Common Stock, par value $1.00 per share plus Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 2005 Stock Incentive Plan, and any and all amendments thereto (including without limitation post-effective amendments to register or de-register shares) provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

IN WITNESS WHEREOF, I have hereunto affixed my signature this 27 day of October 2005.

/s/Stefan Hamelmann
Stefan Hamelmann

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint TIMOTHY P. DORDELL and LAWRENCE T. BELL, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of 12,000,000 shares of Ecolab Inc. Common Stock, par value $1.00 per share plus Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 2005 Stock Incentive Plan, and any and all amendments thereto (including without limitation post-effective amendments to register or de-register shares) provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

IN WITNESS WHEREOF, I have hereunto affixed my signature this 27 day of October 2005.

/s/James J. Howard
James J. Howard

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint TIMOTHY P. DORDELL and LAWRENCE T. BELL, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of 12,000,000 shares of Ecolab Inc. Common Stock, par value $1.00 per share plus Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 2005 Stock Incentive Plan, and any and all amendments thereto (including without limitation post-effective amendments to register or de-register shares) provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

IN WITNESS WHEREOF, I have hereunto affixed my signature this 27 day of October 2005.

/s/Joel W. Johnson
Joel W. Johnson

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint TIMOTHY P. DORDELL and LAWRENCE T. BELL, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of 12,000,000 shares of Ecolab Inc. Common Stock, par value $1.00 per share plus Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 2005 Stock Incentive Plan, and any and all amendments thereto (including without limitation post-effective amendments to register or de-register shares) provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

IN WITNESS WHEREOF, I have hereunto affixed my signature this 27 day of October 2005.

/s/Prof. Ulrich Lehner
Prof. Ulrich Lehner

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint TIMOTHY P. DORDELL and LAWRENCE T. BELL, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of 12,000,000 shares of Ecolab Inc. Common Stock, par value $1.00 per share plus Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 2005 Stock Incentive Plan, and any and all amendments thereto (including without limitation post-effective amendments to register or de-register shares) provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

IN WITNESS WHEREOF, I have hereunto affixed my signature this 27 day of October 2005.

/s/Jerry W. Levin
Jerry W. Levin

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint TIMOTHY P. DORDELL and LAWRENCE T. BELL, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of 12,000,000 shares of Ecolab Inc. Common Stock, par value $1.00 per share plus Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 2005 Stock Incentive Plan, and any and all amendments thereto (including without limitation post-effective amendments to register or de-register shares) provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

IN WITNESS WHEREOF, I have hereunto affixed my signature this 27 day of October 2005.

/s/Robert L. Lumpkins
Robert L. Lumpkins

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint TIMOTHY P. DORDELL and LAWRENCE T. BELL, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of 12,000,000 shares of Ecolab Inc. Common Stock, par value $1.00 per share plus Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 2005 Stock Incentive Plan, and any and all amendments thereto (including without limitation post-effective amendments to register or de-register shares) provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

IN WITNESS WHEREOF, I have hereunto affixed my signature this 27 day of October 2005.

/s/Beth M. Pritchard
Beth M. Pritchard

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint TIMOTHY P. DORDELL and LAWRENCE T. BELL, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of 12,000,000 shares of Ecolab Inc. Common Stock, par value $1.00 per share plus Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 2005 Stock Incentive Plan, and any and all amendments thereto (including without limitation post-effective amendments to register or de-register shares) provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

IN WITNESS WHEREOF, I have hereunto affixed my signature this 27 day of October 2005.

/s/Kasper Rorsted
Kasper Rorsted